--------------------------------------------------------------------------------

                                                               Semi-Annual
[GRAPHIC]                                                         Report
                                                              June 30, 2000
                                                               (unaudited)

--------------------------------------------------------------------------------
                             Pilgrim Mutual Funds
--------------------------------------------------------------------------------

                                       PILGRIM GNMA
                                       INCOME FUND, INC.
                                       -----------------------------------------
                                       Investment Objective: High Current Income

Chairman's Message
-------------------------------------------------------------------------------

Dear Shareholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Pilgrim GNMA Income Fund, Inc. (formerly Lexington GNMA Income Fund, Inc.).

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Fund. As a shareholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund shareholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Shareholders:
-------------------------------------------------------------------------------
   The Pilgrim GNMA Income Fund, Inc. (formerly Lexington GNMA Income Fund, Inc.) returned 3.8%* during the first half of 2000. This was an expected turnaround compared with the relatively flat results for 1999. Reflecting the weak performance of our GNMA-guaranteed multi-family mortgage loans last year, our twelve months return lags that of our peer group by about sixty basis points. However, the Pilgrim GNMA Income Fund's performance ranks either first or second for the last three-, five-, and ten-year periods. We are confident that our shorter-term relative performance will improve by year-end. Morningstar continues to accord us a Five-Star performance rating within the Fund's investment category.

   The bond market rally broadened during the June quarter. U.S. Treasury securities led the way earlier in the year as government buybacks and the prospect of future large budget surpluses added "scarcity" value to these bonds. The positive price action, however, was confined to the long-end of the yield curve because the Federal Reserve steadily raised money market yields in an effort to both slow the economy and curb asset inflation (a.k.a. higher stock prices). In May and June, it became apparent that their efforts were paying off. A slower economy will moderate private sector credit demand and improve the supply-demand balance for mortgages and corporate debt securities. With this development in prospect, investors increased their purchases of such securities during the June quarter and the yield spread between these bonds and U.S. Treasury obligations stabilized. Given their status as "full faith and credit" government obligations, GNMA's were especially strong performers during the quarter. We anticipate more of the same in the months ahead and, accordingly, have increased our mortgage holdings to effectively 100% of the total portfolio.

   We increased our project loan investments in recent months. These securities are GNMA-guaranteed mortgages on apartment buildings, nursing homes, and similar multi-unit properties. These securities have superior investment characteristics relative to single family mortgages because project loans have various provisions that restrict prepayment regardless of changes in interest rates. Historically, project loans have been our largest holdings and they likely account for our excellent long-term results. However, in recent years, they became expensive compared with single family mortgages. By the end of 1999, they had fallen to 52% of total fund investments. During the first half of 2000, however, value came back into project loans, partially as a result of the strong relative showing of single family mortgages. We are able to add to our project loan holdings and they now account for 72% of total investments. As project loans increase as a percentage of our total portfolio, we think the Fund's performance prospects improve.

   As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., and investment management and mutual fund company with $17 billion of assets under management.

   On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

   We wish to thank you for your continued support.

Sincerely,

                          /s/ Roseann G. McCarthy
/s/ Denis P. Jamison

Denis P. Jamison          Roseann G. McCarthy
Portfolio Manager         Portfolio Manager
August, 2000              August, 2000

* 3.61%, 6.67%, and 7.61% are the one, five, and ten year average annual standard total returns, respectively, for the period ended June 30, 2000. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

For the period ended June 30, 2000, the Fund, according to Lipper, Inc. was ranked number 47 in a universe of 54 GNMA Funds for the one year period. It was ranked number 2 out of 45 for the 3 year period, ranked number 1 out of 40 for the 5 year period and ranked number 2 out of 23 for the 10 year period.

Pilgrim GNMA Income Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)


                         Stated                       Principal                     Value
Coupon                  Maturity                       Amount                     (Note 1)
--------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 107.1%
10.25%                   8/2029                      $ 1,000,130                 $ 1,082,320
 9.25                    6/2030                        1,409,424                   1,478,133
 9.00                5/2020-12/2034                    2,266,683                   2,355,922
 8.75                11/2017-6/2027                    6,839,565                   7,098,169
 8.50                 4/2012-4/2032                   14,321,461                  14,876,417
 8.25/1/                 5/2041                          951,000                     960,510
 8.25/3/             11/2017-5/2041                    5,967,706                   6,112,780
 8.20                10/2011-5/2013                    7,812,631                   7,990,837
 8.15                12/2011-9/2015                    9,488,324                   9,683,973
8.125                    5/2038                        5,059,821                   5,159,398
 8.10                 6/2012-2/2038                    4,128,167                   4,205,569
 8.05                 7/2019-4/2021                      669,626                     685,851
 8.00/1/             1/2014-11/2038                      473,818                     473,871
 8.00/3/             3/2024-11/2038                   34,087,291                  34,566,221
 7.90                    4/2029                        5,806,374                   5,848,064
7.875                 6/2021-7/2038                   14,646,619                  14,811,393
 7.80                 5/2019-7/2019                      357,091                     362,112
 7.75                 8/2014-1/2036                    6,167,315                   6,198,329
 7.70                    8/2013                          728,862                     732,958
 7.65/1/                 5/2041                       16,412,760                  15,940,893
 7.65                12/2012-5/2041                   11,126,336                  10,931,309
7.625                 8/2014-7/2038                   12,695,413                  12,608,995
 7.50/3/              4/2013-5/2031                    5,680,432                   5,651,760
 7.45                    3/2029                       18,806,315                  18,471,186
 7.25                 5/2022-6/2029                    5,292,140                   5,156,827
 7.20                    4/2034                        2,291,272                   2,218,227
7.125                    9/2039                        9,112,341                   8,756,322
 7.10/1/                 6/2034                          503,554                     479,791
 7.10                    6/2034                        5,170,446                   4,926,453
 7.05/1/                 7/2029                          195,183                     185,484
 7.05                    7/2029                        3,478,376                   3,301,192
 7.00/2/,/3/          1/2027-2/2039                   48,909,885                  47,629,024
 6.95                    12/2029                       3,013,015                   2,875,531
6.875                 1/2029-2/2040                    9,231,058                   8,720,396
 6.87                    3/2039                        1,837,929                   1,693,193
 6.82                    4/2034                        3,204,815                   3,035,537
 6.81                    7/2039                        2,905,417                   2,745,619
 6.75/1/             8/2030-12/2031                      665,719                     621,402
 6.75                 6/2013-6/2039                   20,515,723                  19,296,933
 6.70                8/2014-12/2014                      410,874                     386,603
6.687                    2/2030                        6,313,600                   5,845,952
 6.67                    1/2040                        3,585,534                   3,346,845
 6.65                12/2013-11/2039                   7,056,742                   6,556,137
6.625                 7/2033-1/2040                   12,471,503                  11,559,462
 6.50/3/              2/2022-2/2040                   34,758,270                  32,355,393
 6.35                    9/2033                          591,917                     537,715
 6.34                    2/2029                          141,373                     125,733
 6.25                 4/2026-4/2028                    5,139,532                   4,824,025

                      Stated                        Principal                        Value
Coupon               Maturity                         Amount                        (Note 1)
-----------------------------------------------------------------------------------------------
6.00/3/           7/2028-10/2028                   $ 18,407,985                   $ 16,984,574
5.65                  7/2029                            580,422                        483,016
5.50                  4/2029                            242,863                        215,845
                                                                                  ------------
TOTAL GNMA CERTIFICATES
 (cost $388,495,052)................................                               383,150,201
                                                                                  ------------
                                                    Principal                        Value
           Security                                   Amount                        (Note 1)
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS: 0.7%
U.S. Treasury Bills,
 6.02%, due 12/07/00..........                     $  1,500,000                   $  1,461,345
U.S. Treasury Bonds,
 5.875%, due 11/15/04.........                        1,000,000                        984,390
                                                                                  ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (cost $2,443,750)..................................                                 2,445,735
                                                                                  ------------
TOTAL INVESTMENTS: 107.8%
 (cost $390,938,802+) (Note 1)......................                               385,595,936
Liabilities in excess of other assets: (7.8%).......                               (27,757,262)
                                                                                  ------------
TOTAL NET ASSETS: 100.0%
 (equivalent to $8.12 per share on 44,054,738 shares
 outstanding).......................................                              $357,838,674
                                                                                  ============

-------
/1/Construction loan securities issued on a when-issued basis (Note 1).

/2/When-issued securities (Note 1).

/3/Some or all of this security is segregated for construction loan and when-issued securities (Note 1).

+ Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

Pilgrim GNMA Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $390,938,802) (Note 1).............. $385,595,936
Cash............................................................      112,649
Receivable for shares sold......................................    1,084,101
Interest receivable.............................................    2,266,204
                                                                 ------------
   Total Assets.................................................  389,058,890
                                                                 ============
Liabilities
Due to Lexington Management Corporation (Note 2)................      158,211
Payable for investment securities purchased.....................   29,948,883
Payable for shares redeemed.....................................      623,625
Distributions payable...........................................      189,963
Accrued expenses................................................      299,534
                                                                 ------------
   Total Liabilities............................................   31,220,216
                                                                 ------------
Net Assets (equivalent to $8.12 per share on 44,054,738 shares outstanding) (Note 3).......................................... $357,838,674
                                                                 ============
Net Assets consist of:
Capital stock -- authorized 100,000,000 shares, $.01 par value
 per share...................................................... $    440,547
Additional paid-in-capital......................................  368,151,678
Undistributed net investment income.............................          331
Accumulated net realized loss on investments....................   (5,411,016)
Unrealized depreciation of investments..........................   (5,342,866)
                                                                 ------------
   Total Net Assets............................................. $357,838,674
                                                                 ============

Pilgrim GNMA Income Fund, Inc.
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Interest Income......................................               $13,499,414
Expenses
 Investment advisory fee (Note 2).....................  $   964,694
 Transfer agent and shareholder servicing expenses
  (Note 2)............................................      482,901
 Accounting expenses (Note 2).........................      115,043
 Directors' fees and expenses.........................       98,243
 Registration fees....................................       55,425
 Printing and mailing expenses........................       31,818
 Custodian expenses...................................       26,977
 Professional fees....................................       18,874
 Computer processing fees.............................       11,015
 Other expenses.......................................       27,529
                                                        -----------
 Total expenses.......................................                 1,832,519
                                                                     -----------
 Net investment income................................                11,666,895
Realized and Unrealized Gain (Loss) on Investments
 (Note 4)
 Net realized loss on investments.....................   (2,472,614)
 Net change in unrealized depreciation of
  investments.........................................    4,156,600
                                                        -----------
 Net realized and unrealized gain.....................                 1,683,986
                                                                     -----------
Increase in Net Assets Resulting from Operations......               $13,350,881
                                                                     ===========

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim GNMA Income Fund, Inc.
Statements of Changes in Net Assets


                                               Six months ended
                                                June 30, 2000      Year ended
                                                 (unaudited)    December 31, 1999
                                               ---------------- -----------------
Operations:
Net investment income........................   $  11,666,895     $  20,453,437
Net realized loss from investments...........      (2,472,614)       (1,512,537)
Net change in unrealized appreciation
 (depreciation) of investments...............       4,156,600       (17,574,398)
                                                -------------     -------------
  Net increase in net assets resulting from
   operations................................      13,350,881         1,366,502
                                                -------------     -------------
Distributions to Shareholders: (Note 1)
Distributions to shareholders from net
 investment income...........................     (11,666,564)      (20,595,801)
                                                -------------     -------------
Capital Share Transactions: (Note 3)
Proceeds from sale of shares.................      72,129,871       220,636,961
Reinvested dividends.........................      10,541,416        18,731,683
Cost of shares redeemed......................    (103,097,384)     (117,150,009)
                                                -------------     -------------
  Net increase (decrease) in net assets from
   capital share transactions................     (20,426,097)      122,218,635
                                                -------------     -------------
Net increase (decrease) in net assets........     (18,741,780)      102,989,336
Net Assets:
Beginning of period..........................     376,580,454       273,591,118
                                                -------------     -------------
End of period (including undistributed net
 investment income of $331 and $0 in 2000 and
 1999, respectively).........................   $ 357,838,674     $ 376,580,454
                                                =============     =============

  The Notes to Financial Statements are an integral part of these statements.
-------------------------------------------------------------------------------
Pilgrim GNMA Income Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999

1.Significant Accounting Policies

Pilgrim GNMA Income Fund, Inc. (formerly Lexington GNMA Income Fund, Inc.), (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

  Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities are valued at the last reported bid price as of the last business day of the period or, if no current bid price is available, by the valuation as determined by the Fund's management in good faith under the direction of the Fund's Board of Directors. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

Pilgrim GNMA Income Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

1.Significant Accounting Policies (continued)

  When-Issued Securities The Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed--generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

  Construction Loan Securities The Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

  Distributions Dividends from net investment income are normally declared and paid monthly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

  Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate

The Fund paid an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.60% of the Fund's average daily net assets up to $150 million and in decreasing stages to 0.40% of average daily net assets in excess of $800 million. In accordance with the investment advisory agreement, the adviser is required to reimburse the Fund for any expenses, excluding interest, taxes and extraordinary expenses which exceed 1.50% of the first $30 million of the Fund's average daily net assets and 1.00% thereafter. No reimbursement was required for the six months ended June 30, 2000.

Pilgrim GNMA Income Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


2.Investment Advisory Fee and Other Transactions with Affiliate (continued)

The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $229,990, which were incurred by the Fund, but paid by LMC.

3.Capital Stock

Transactions in capital stock were as follows:

                             Six months ended
                               June 30, 2000                Year ended
                                (unaudited)              December 31, 1999
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                         -----------  -------------  -----------  -------------
Shares sold.............   8,931,459  $  72,129,871   26,323,658  $ 220,636,961
Shares issued on
 reinvestment of
 dividends..............   1,308,630     10,541,416    2,253,632     18,731,683
                         -----------  -------------  -----------  -------------
                          10,240,089     82,671,287   28,577,290    239,368,644
Shares redeemed......... (12,785,029)  (103,097,384) (14,047,603)  (117,150,009)
                         -----------  -------------  -----------  -------------
Net increase
 (decrease).............  (2,544,940) $ (20,426,097)  14,529,687  $ 122,218,635
                         ===========  =============  ===========  =============

4.Investment Transactions

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2000, excluding short-term securities, were $197,336,621 and $206,420,074, respectively.

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,666,614 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $8,009,480.

5. Subsequent Events

Effective on July 26, 2000, Lexington Global Asset Managers, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Fund's Board of Directors and shareholders, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of investment adviser to the Fund effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of ReliaStar, was appointed distributor to the Fund on that date as well.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim GNMA Income Fund, Inc.
Financial Highlights


Selected per share data for a share outstanding throughout the period:

                          Six months ended       Year ended December 31,
                           June 30, 2000   --------------------------------------
                            (unaudited)      1999      1998      1997      1996
                          ---------------- --------  --------  --------  --------
Net asset value,
 beginning of period....         $8.08        $8.53     $8.40     $8.12     $8.19
                              --------     --------  --------  --------  --------
Income (loss) from in-
 vestment operations:
 Net investment income..          0.27         0.50      0.48      0.51      0.53
 Net realized and
  unrealized gain (loss)
  on investments........          0.04        (0.45)     0.13      0.29     (0.08)
                              --------     --------  --------  --------  --------
Total income from
 investment operations..          0.31         0.05      0.61      0.80      0.45
                              --------     --------  --------  --------  --------
Less distributions:
 Dividends from net
  investment income.....         (0.27)       (0.50)    (0.48)    (0.52)    (0.52)
                              --------     --------  --------  --------  --------
Net asset value, end of
 period.................         $8.12        $8.08     $8.53     $8.40     $8.12
                              ========     ========  ========  ========  ========
Total return............         7.74%*       0.58%     7.52%    10.20%     5.71%
Ratio to average net as-
 sets:
 Expenses...............         1.03%*       0.99%     1.01%     1.01%     1.05%
 Net investment income..         6.55%*       6.04%     5.85%     6.28%     6.56%
Portfolio turnover
 rate...................       103.41%*      25.10%    54.47%   134.28%   128.76%
Net assets, end of
 period (000's
 omitted)...............      $357,839     $376,580  $273,591  $158,071  $133,777

--------
* Annualized.

PILGRIM GNMA INCOME FUND, INC.

Investment Adviser
Pilgrim Investments, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

Distributor
Pilgrim Securities, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

www.lexingtonfunds.com

All Shareholder requests for services of any kind should be sent to:

Transfer Agent
Lexington   Funds
c/o DST Systems, Inc.
P.O. Box   219368
Kansas City, Missouri 64121-6368

Or call toll free
Service and Sales: 1-800-526-0056

This report has been prepared for the information of the shareholders of Pilgrim GNMA Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX274-SAR6/00